UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2015

Maxwell Resources, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-173972	33-1219696
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

3131 McKinney Ave., Suite 600
Dallas, TX	75204
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 643-6040

(Former name or former address, if changed since last report)

Copies to:

Marc J. Ross, Esq.

Marcelle S. Balcombe, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01	Entry into a Material Definitive Agreement

On September 23, 2015 Maxwell Resources, Inc. (the “Company”) entered into the Asset Purchase Agreement with David Gilkeson (the “Buyer”).

Pursuant to the Asset Purchase Agreement, the Company agreed to sell to the Buyer partial interest in and to the Company’s rights, titles and interests in certain oil and gas properties and related assets including, but not limited to, (i) oil and gas leases (“Leases”), (ii) Hydrocarbon wells (“Wells”), (iii) certain agreements and contracts with respect to the Leases and Wells, (iv) equipment with respect to the exploration, development or maintenance of the Leases and Wells, (v) Hydrocarbons and proceeds from Hydrocarbons produced from or attributable to the Leases and Wells, (vi) non-exclusive license or sublicense of technical data with respect to the Leases and Wells and (vii) records of Seller related to the operation and ownership of the properties and related assets (collectively, the “Assets”). Omitted from the sale and retained by Seller are assets which are specifically excluded as set forth in the Asset Purchase Agreement. Subject to certain exceptions set forth in the Asset Purchase Agreement, the Company maintained its liabilities. In consideration for the Assets, the Buyer agreed to pay the Company $180,000.

The Asset Purchase Agreement contains certain representations, warranties and indemnification obligations of the parties customary for transactions similar to those contemplated by the Asset Purchase Agreement.

The preceding summary of the Asset Purchase Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference

Item 2.02	Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 with respect to the Asset Purchase Agreement is incorporated by reference herein.

Item 8.01	Other Items

On September 24, 2015, the Company issued a press release with respect to the Asset Purchase Agreement set forth in Item 1.01 and a mineral rights lease of with respect to a gas well.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

	10.1	Asset Purchase Agreement between Maxwell Resources, Inc. and David Gilkeson dated as of September 23, 2015.

	99.1	Press Release issued September 24, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL RESOURCES, INC.

Dated: September 29, 2015	/s/ Mike Edwards
By: Mike Edwards Title: President and Chief Executive Officer

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